Exhibit 99.1

READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2022 RESULTS

-	GAAP EARNINGS PER COMMON SHARE OF $0.53 -
-	DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $0.46 -
-	DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY OF 12.7% -

New York, New York, November 7, 2022 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial loans, today reported financial results for the quarter ended September 30, 2022.

“Against the backdrop of market volatility, rising rates and inflationary pressures, Ready Capital remains focused on finding accretive ways to grow the Company’s platform while prudently managing our resources by taking a conservative stance on liquidity, leverage and credit,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer.

Third Quarter Highlights

●	Total investments of $1.5 billion, including $831.1 million of SBC originations and acquisitions, $534.3 million of residential mortgage loans, and $133.6 million of U.S. Small Business Administration 7(a) loans
●	Total year-to-date investment activity of $6.7 billion
●	Increased the size of the Company's existing stock repurchase program by an additional $25 million, bringing the total amount authorized under the program to $50 million
●	Issued $100.0 million in aggregate principal amount of 7.375% Senior Unsecured Notes due 2027
●	Declared and paid dividend of $0.42 per share in cash with distributable earnings coverage of the common dividend at 1.1x
●	Net book value of $15.40 per share of common stock as of September 30, 2022

Subsequent Events

●	During October 2022, the Company acquired approximately 3.6 million shares of the Company’s common stock, par value $0.0001 per share, at an average price of $10.34 through the Company’s share repurchase program.
●	On October 19, 2022, the Company completed the securitization of $860.1 million of floating rate SBC loans and sold $656.9 million of senior bonds with a weighted average cost of debt of SOFR + 3.0%.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”), unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2022
Net Income	$66,253
Reconciling items:
Unrealized gain on MSR	(16,649)
Impact of CECL on accrual loans	2,462
Merger transaction costs and other non-recurring expenses	2,927
Total reconciling items	$(11,260)
Income tax adjustments	3,193
Distributable earnings	$58,186
Less: Distributable earnings attributable to non-controlling interests	2,655
Less: Income attributable to participating shares	2,407
Distributable earnings attributable to common stockholders	$53,124
Distributable earnings per common share - basic	$0.46
Distributable earnings per common share - diluted	$0.44

U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Tuesday, November 8, 2022 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2022.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13733002

The playback can be accessed through November 22, 2022.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs over 600 professionals nationwide.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2022	December 31, 2021
Assets
Cash and cash equivalents	$208,037	$229,531
Restricted cash	57,675	51,569
Loans, net (including $9,582 and $10,766 held at fair value)	4,158,807	2,915,446
Loans, held for sale, at fair value	403,609	552,935
Paycheck Protection Program loans (including $599 and $3,243 held at fair value)	275,761	870,352
Mortgage-backed securities, at fair value	37,895	99,496
Loans eligible for repurchase from Ginnie Mae	65,188	94,111
Investment in unconsolidated joint ventures (including $8,268 and $8,894 held at fair value)	119,272	141,148
Investments held to maturity	40,089	—
Purchased future receivables, net	8,593	7,872
Derivative instruments	26,212	7,022
Servicing rights (including $192,153 and $120,142 held at fair value)	277,692	204,599
Real estate owned, held for sale	82,977	42,288
Other assets	213,030	172,098
Assets of consolidated VIEs	5,883,374	4,145,564
Total Assets	$11,858,211	$9,534,031
Liabilities
Secured borrowings	3,348,249	2,517,600
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	305,797	941,505
Securitized debt obligations of consolidated VIEs, net	4,429,846	3,214,303
Convertible notes, net	114,108	113,247
Senior secured notes, net	342,912	342,035
Corporate debt, net	662,247	441,817
Guaranteed loan financing	283,822	345,217
Contingent consideration	33,200	16,400
Liabilities for loans eligible for repurchase from Ginnie Mae	65,188	94,111
Derivative instruments	4,345	410
Dividends payable	51,136	34,348
Loan participations sold	54,104	—
Due to third parties	14,881	668
Accounts payable and other accrued liabilities	171,152	183,411
Total Liabilities	$9,880,987	$8,245,072
Preferred stock Series C, liquidation preference $25.00 per share (refer to Note 21)	8,361	8,361

Commitments & contingencies (refer to Note 25)

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share (refer to Note 21)	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 114,015,355 and 75,838,050 shares issued and outstanding, respectively	11	8
Additional paid-in capital	1,720,019	1,161,853
Retained earnings	40,079	8,598
Accumulated other comprehensive loss	(4,505)	(5,733)
Total Ready Capital Corporation equity	1,866,982	1,276,104
Non-controlling interests	101,881	4,494
Total Stockholders’ Equity	$1,968,863	$1,280,598
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$11,858,211	$9,534,031

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2022	2021	2022	2021
Interest income	$186,026	$105,136	$464,102	$281,554
Interest expense	(115,495)	(50,136)	(257,339)	(156,312)
Net interest income before provision for loan losses	$70,531	$55,000	$206,763	$125,242
Provision for loan losses	(3,431)	(1,579)	(583)	(7,088)
Net interest income after provision for loan losses	$67,100	$53,421	$206,180	$118,154
Non-interest income
Residential mortgage banking activities	12,053	37,270	23,424	115,369
Net realized gain on financial instruments and real estate owned	21,117	23,210	50,238	49,239
Net unrealized gain on financial instruments	16,460	5,688	58,522	31,296
Servicing income, net of amortization and impairment of $4,123 and $13,128 for the three and nine months ended September 30, 2022, and $2,798 and $7,344 for three and nine months ended September 30, 2021, respectively	12,189	10,243	37,282	37,806
Income on purchased future receivables, net of allowance for (recovery of) doubtful accounts of $(941) and $(1,381) for the three and nine months ended September 30, 2022, and $(279) and $1,260 for three and nine months ended September 30, 2021, respectively	1,162	2,838	5,490	7,934
Income (loss) on unconsolidated joint ventures	(603)	3,548	11,160	6,100
Other income	16,150	5,674	30,985	5,557
Total non-interest income	$78,528	$88,471	$217,101	$253,301
Non-interest expense
Employee compensation and benefits	(25,941)	(24,537)	(79,998)	(71,584)
Allocated employee compensation and benefits from related party	(1,745)	(3,804)	(6,549)	(9,226)
Variable expenses on residential mortgage banking activities	(9,061)	(24,380)	(5,508)	(61,286)
Professional fees	(3,865)	(6,900)	(12,842)	(12,754)
Management fees – related party	(5,410)	(2,742)	(14,071)	(8,061)
Incentive fees – related party	(949)	(2,775)	(949)	(3,061)
Loan servicing expense	(10,697)	(8,124)	(29,913)	(21,079)
Transaction related expenses	(1,535)	(2,629)	(8,606)	(10,202)
Other operating expenses	(15,396)	(12,926)	(42,421)	(45,600)
Total non-interest expense	$(74,599)	$(88,817)	$(200,857)	$(242,853)
Income before provision for income taxes	71,029	53,075	222,424	128,602
Income tax provision	(4,776)	(6,540)	(32,943)	(22,216)
Net income	$66,253	$46,535	$189,481	$106,386
Less: Dividends on preferred stock	1,999	1,999	5,997	5,504
Less: Net income attributable to non-controlling interest	3,023	756	6,672	1,859
Net income attributable to Ready Capital Corporation	$61,231	$43,780	$176,812	$99,023

Earnings per common share - basic	$0.53	$0.61	$1.66	$1.47
Earnings per common share - diluted	$0.50	$0.60	$1.56	$1.46

Weighted-average shares outstanding
Basic	114,371,160	71,618,168	105,576,826	66,606,749
Diluted	125,666,609	71,787,228	116,865,770	66,768,918

Dividends declared per share of common stock	$0.42	$0.42	$1.26	$1.24

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$159,307	$24,605	$2,114	$—	$186,026
Interest expense	(105,560)	(7,097)	(2,479)	(359)	(115,495)
Net interest income before provision for loan losses	$53,747	$17,508	$(365)	$(359)	$70,531
Provision for loan losses	(3,231)	(200)	—	—	(3,431)
Net interest income after provision for loan losses	$50,516	$17,308	$(365)	$(359)	$67,100
Non-interest income
Residential mortgage banking activities	$—	$—	$12,053	$—	$12,053
Net realized gain on financial instruments and real estate owned	13,060	8,057	—	—	21,117
Net unrealized gain (loss) on financial instruments	322	(509)	16,647	—	16,460
Servicing income, net	1,191	1,991	9,007	—	12,189
Income on purchased future receivables, net	—	1,162	—	—	1,162
Loss on unconsolidated joint ventures	(603)	—	—	—	(603)
Other income	5,476	10,641	15	18	16,150
Total non-interest income	$19,446	$21,342	$37,722	$18	$78,528
Non-interest expense
Employee compensation and benefits	$(6,603)	$(12,329)	$(5,274)	$(1,735)	$(25,941)
Allocated employee compensation and benefits from related party	(175)	—	—	(1,570)	(1,745)
Variable expenses on residential mortgage banking activities	—	—	(9,061)	—	(9,061)
Professional fees	(1,630)	(1,426)	(138)	(671)	(3,865)
Management fees – related party	—	—	—	(5,410)	(5,410)
Incentive fees – related party	—	—	—	(949)	(949)
Loan servicing expense	(8,226)	(103)	(2,368)	—	(10,697)
Transaction related expenses	—	—	—	(1,535)	(1,535)
Other operating expenses	(6,208)	(5,482)	(2,034)	(1,672)	(15,396)
Total non-interest expense	$(22,842)	$(19,340)	$(18,875)	$(13,542)	$(74,599)
Income (loss) before provision for income taxes	$47,120	$19,310	$18,482	$(13,883)	$71,029
Total assets	$10,268,015	$930,577	$459,058	$200,561	$11,858,211

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$378,077	$79,866	$6,159	$—	$464,102
Interest expense	(231,338)	(18,703)	(6,663)	(635)	(257,339)
Net interest income before recovery of (provision for) loan losses	$146,739	$61,163	$(504)	$(635)	$206,763
Recovery of (provision for) loan losses	1,108	(1,691)	—	—	(583)
Net interest income after recovery of (provision for) loan losses	$147,847	$59,472	$(504)	$(635)	$206,180
Non-interest income
Residential mortgage banking activities	$—	$—	$23,424	$—	$23,424
Net realized gain on financial instruments and real estate owned	25,976	24,262	—	—	50,238
Net unrealized gain (loss) on financial instruments	10,234	(942)	49,230	—	58,522
Servicing income, net	3,542	8,042	25,698	—	37,282
Income on purchased future receivables, net	—	5,490	—	—	5,490
Income on unconsolidated joint ventures	11,160	—	—	—	11,160
Other income	14,828	15,462	60	635	30,985
Total non-interest income	$65,740	$52,314	$98,412	$635	$217,101
Non-interest expense
Employee compensation and benefits	$(24,666)	$(32,064)	$(19,714)	$(3,554)	$(79,998)
Allocated employee compensation and benefits from related party	(655)	—	—	(5,894)	(6,549)
Variable expenses on residential mortgage banking activities	—	—	(5,508)	—	(5,508)
Professional fees	(5,128)	(4,513)	(619)	(2,582)	(12,842)
Management fees – related party	—	—	—	(14,071)	(14,071)
Incentive fees – related party	—	—	—	(949)	(949)
Loan servicing expense	(22,013)	(531)	(7,369)	—	(29,913)
Transaction related expenses	—	—	—	(8,606)	(8,606)
Other operating expenses	(18,041)	(13,583)	(6,233)	(4,564)	(42,421)
Total non-interest expense	$(70,503)	$(50,691)	$(39,443)	$(40,220)	$(200,857)
Income (loss) before provision for income taxes	$143,084	$61,095	$58,465	$(40,220)	$222,424
Total assets	$10,268,015	$930,577	$459,058	$200,561	$11,858,211